                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              September 15, 1999
                                                              ------------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      (As Servicer on behalf of CC MASTER CREDIT CARD TRUST (FORMERLY CHEVY
                        CHASE MASTER CREDIT CARD TRUST))



   Laws of the United States             33-81786                51-0269396
   -------------------------             --------                ----------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                           Identification Number)



201 North Walnut Street, Wilmington, Delaware                       19801
- --------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


                   302/594-4117
- --------------------------------------------------------
Registrant's telephone number, including area code


                                       N/A
- --------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

          Effective September 17, 1999, First USA Bank, National Association, was merged with and into FCC National Bank, an affiliated national banking association, and the surviving entity. The surviving entity was renamed "First USA Bank, National Association".


Item 7.   Financial Statements and Exhibits

    (c)   Exhibits.

          The following exhibits are filed as a part of this report:

          (99.01)  Series 1994-5 Monthly Certificateholders' Statement

          (99.02)  Series 1994-5 Monthly Statement To Certificateholders

          (99.03)  Series 1995-1 Monthly Certificateholders' Statement

          (99.04)  Series 1995-1 Monthly Statement To Certificateholders

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 FIRST USA BANK, NATIONAL ASSOCIATION
                                 As Servicer of the CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust)


                                 By:  /s/ Tracie H. Klein
                                      ------------------------------------------
                                      Name:   Tracie H. Klein
                                      Title:  First Vice President





Date:  September 30, 1999
       ------------------

                                  Exhibit Index


Exhibit No.                   Description                              Page

  99.01      Series 1994-5 Monthly Certificateholders' Statement

  99.02      Series 1994-5 Monthly Statement to Certificateholders

  99.03      Series 1995-1 Monthly Certificateholders' Statement

  99.04      Series 1995-1 Monthly Statement to Certificateholders